UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2024

Next Technology Holding Inc. (formerly known as “WeTrade Group Inc.”)
(Exact name of Company as specified in charter)

Wyoming	001-41450	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Room 519, 05/F Block T3

Qianhai Premier Finance Centre Unit 2

Guiwan Area, Nanshan District, Shenzhen, China 518000

+852-5338 4226

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent 1621 Central Ave Cheyenne, Wyoming 82001
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 4.02 Non-reliance on previously issued financial statements

On December 10, 2024, The audit committee of Next Technology Holding Inc (formerly known as WeTrade Group Inc. (the “Company”)), after discussion with the management of the Company, and in consultation with the Company’s independent registered public accounting firm, concluded that the Company’s previously issued financial statements for the quarter ended March 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on May 20, 2024 (the “Original Filing”) should no longer be relied upon as a result of incorrect accounting treatment in other income and prior year accumulated deficits, understatement of tax expenses , tax payable and deferred tax liabilities.

The revised Form 10-Q/A that was filed on September 12, 2024 (the “Amendment No.1”) has been reviewed by the auditor and was filed to adjust: (i) $4,142,759 in tax expenses, deferred tax liabilities and accumulated retained profit due to under-provision for tax expenses and deferred tax liabilities; (ii) adjustment of $194,622 in other income due to incorrect accounting treatment, (ii) adjustment of $2 in general and administrative expenses due to rounding error, (iii) adjustment of $263,948 in digital assets due to incorrect computation of fair value, (iv) adjustment of $12,000 in amount due to related parties due to over-provision for related parties loan, (v) reclassification of $50,020 from accrued expenses to other payables and adjustment of $520 in other payables due to error recording, (vi) prior year adjustment of $211,738 in accumulated deficit due to increase in loss of discontinued operation that affected the financial statement as follow:

The amount adjusted in Amended Statement of Operation for the three months ended March 31, 2024 and 2023 (filed on September 12, 2024):

Nature of Error	Item:	Amount	March 31, 2024 (Amendment No.1 Filed on September 12, 2024)	March 31, 2024 (Original filed on May 20, 2024)
Under-provision of tax expenses	Income tax expenses	$(4,142,759)	$(4,142,759)	$-
Over statement of other income	Other income	$(194,622)	$24,019,399	$24,214,021
Rounding error	General and administrative expenses	$(2)	$(330,145)	$(330,143)

Nature of Error	Item:	Amount	March 31, 2023 (Amendment No.1 Filed on September 12, 2024)	March 31, 2023 (Original filed on May 20, 2024)
Overstatement of expenses	General and administrative expenses	$45,899	$(166,295)	$(212,194)

The amount adjusted in Amended Balance Sheet as of March 31, 2024 and December 31, 2023 (filed on September 12, 2024):

Nature of Error	Item:	Amount	March 31, 2024 (Amendment No.1 Filed on September 12, 2024)	March 31, 2024 (Original filed on May 20, 2024)
Incorrect computation of fair value of digital assets	Digital assets	$(263,947)	$59,156,975	$59,420,922
Understatement of amount due to related parties	Amount due to related parties	$12,000	$1,733,732	$1,721,732
Under-provision of deferred tax liabilities and tax expenses	Deferred tax liabilities, Tax expenses and Net profit	$(4,142,759)	$(4,142,759)	$-
Reclassification from accrued expenses to other payables and adjustment of other payables due to error recording	Accrued expenses and other payables	$49,500	$1,889,500	$1,840,000
Understatement of tax payables	Tax payables	$(130,934)	$(130,934)	$-

Nature of Error	Item:	Amount	December 31, 2023 (Amendment No.1 Filed on September 12, 2024)	December 31, 2023 (Original filed on May 20, 2024)
Prior year adjustment due to increase in loss of discontinued operation	Accumulated deficit	$211,738	$11,634,558	$11,422,820

The Company’s management and the audit committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with JWF Assurance PAC, the Company’s independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Financial statements from the quarterly report on Form 10-Q of Next Technology Holdings Inc for the fiscal quarter ended March 31, 2024, formatted in XBRL : (i) Balance Sheet; (ii) the Statement of Income; (iii) the Statement of Cash Flows

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT TECHNOLOGY HOLDING INC.

Date: December 12, 2024	By:	/s/ Wei Hong Liu
	Name:	Wei Hong Liu
	Title:	Chief Executive Officer

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